Exhibit 99.1

OceanTech Acquisitions I Corp. and Captura Biopharma, Inc.

Announce Signing of Definitive Business Combination Agreement

Captura Biopharma revolutionizes treatment for catastrophic emergency internal transuranic radiation contamination and heavy metal poisoning

●	Captura Biopharma, Inc. (“Captura Biopharma” or the “Company”) is developing oral chelators for the treatment of internal transuranic radionuclide contamination and heavy metal poisoning.
●	Captura Biopharma intends to capitalize on the growing need for a better way to treat transuranic nuclear contamination and heavy metal poisoning.
●	The Company’s novel oral chelator drug (C2E2), subject to approval by the relevant regulators, would be the first oral internal transuranic radiation contamination treatment: a tasteless oral powder which can be dissolved in water, stored on first response vehicles, at a hospital and in military packs and would be the first formulation for home storage and use.
●	Target markets: governments, commercial entities and non-governmental organizations.
●	Captura Biopharma’s management team has significant government contracting and pharmaceutical experience, led by CEO Michael Geranen and co-founder Anthony Soscia.

NEW YORK, August 10, 2022 — Captura Biopharma, an emerging biotechnology company developing and commercializing oral chelators to treat internal transuranic radionuclide contamination and heavy metal poisoning, and OceanTech Acquisitions I Corp. (“OceanTech”) (Nasdaq: OTEC/OTECU and OTECW), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Merger Agreement”) that will result in Captura Biopharma becoming a publicly listed company.

Upon closing of the transaction, OceanTech will be renamed Captura Biopharma Holdings, Inc. (the “Combined Company”), and it expects to remain listed on The Nasdaq Stock Market LLC.

Captura Biopharma Investment Highlights

Captura Biopharma is an emerging biotechnology company developing and commercializing oral chelators to treat internal transuranic radionuclide contamination and heavy metal poisoning.

A Stable, Easily Accessible Product for Transuranic Nuclear Contamination and Heavy Metal Poisoning is Needed: Captura Biopharma believes it is well positioned to serve this multi-billion-dollar market with an easily accessible, usable and affordable oral product.

-	With the risk of transuranic element contamination from nuclear sources rising, the current treatment remains inadequate, in short supply and logistically unable to accommodate a real time mass casualty situation. Currently, almost half of the U.S. population lives within 100 miles of a nuclear power plant.
-	The geopolitical risk with regard to potential nuclear accidents and intentional nuclear use is rising as a result of, among other things, Russia’s invasion of Ukraine and escalating tensions with Iran and North Korea.
-	Lead poisoning (with its detrimental neurological effects) impacts one-third of the world’s children. Lack of treatment resulting from COVID-related supply chain issues with the leading drug is expected to dramatically increase incidence.

Captura Biopharma Provides Right-Fit-Real-Time-Solution:

-	Current Situation:

1)	The current therapy for internal transuranic radionuclide contamination is delivered as a potassium or sodium salt in an IV-administered, injected or inhaled drug, which requires trained medical personnel to prepare and deliver. Chance of survival depends on how quickly treatment is received as radioactive elements deposit into bone and tissue quickly after exposure.
2)	Treatment effectiveness declines if received after 24 hours. Currently, the national stockpile has only enough drugs to treat a relatively small incident, is stored in multiple sites around the country and may take days or more to arrive where needed.

-	Captura Biopharma’s Solution:

1)	Easy and rapid daily self-administration: Invented by an expert in chelation therapies for heavy metal poisoning, Captura Biopharma’s novel oral chelator drug (C2E2) is a tasteless oral powder which can be dissolved in water.
2)	Highly scalable: Captura Biopharma believes the manufacturing is highly scalable and can reduce logistical and medical complexity compared to the currently available emergency countermeasures.
3)	Shelf stable product: C2E2 can be stored on first response vehicles, at a hospital and in military packs, and is expected to be the first formulation for home storage and use. Captura Biopharma believes its solution will revolutionize the treatment for catastrophic emergency internal transuranic radiation contaminations.

Management Commentary

Michael Geranen, CEO and Founder of Captura Biopharma, stated, “We believe that our solution could revolutionize the treatment for heavy metal poisoning and catastrophic emergency internal transuranic radiation contamination by offering a unique, easy to administer oral therapy for heavy metal poisoning. This therapy is designed to be highly scalable and to reduce logistical and medical complexity compared to the currently available emergency countermeasures. We have worked hard to be able to offer a shelf stable product that can be stored and administered practically from any location (first response vehicles, hospitals and in military packs, but also at home) and with less complexity than an intravenously administered, injected or inhaled product. As we continue our journey, we believe the merger with OceanTech will provide us with greater opportunity to take advantage of improved access to capital markets and to finance our growth.”

Joseph Adir, CEO of OceanTech added, “Since our IPO, we have been searching for the right merger target which had the potential to offer our investors meaningful returns on their investments. Although our original search was focused on the leisure marine market, we realized that this segment did not offer the returns we were looking for, thus when the opportunity with Captura Biopharma was presented to our Board of Directors, it was unanimously approved. Captura Biopharma offers an innovative solution to a global threat currently not being addressed adequately; existing solutions are either slow or unable to deal with real-time global threats arising from nuclear accidents or from the accelerations of global tensions. We believe that through this business combination, OceanTech will become the accelerator in providing the much-needed solution to deal with potential major health threats to the global population. We are excited to partner with the team at Captura Biopharma and we believe this business combination will allow a well-capitalized platform to quickly scale its business in multiple markets.”

Transaction Terms & Financing

The Combined Company would have an approximate post-transaction equity market capitalization of $224.3 million assuming a $10.00 per share price and no redemptions by OceanTech stockholders.

The business combination (the “Business Combination”) has been approved by the boards of directors of both OceanTech and Captura Biopharma, and is expected to close in the fourth quarter of 2022, subject to review and approval by the U.S. Securities and Exchange Commission (“SEC”) of the registration statement on Form S-4 (the “Registration Statement”) to be filed with the SEC, regulatory and stockholder approvals and other customary closing conditions. Additional information about the proposed transaction, including a copy of the merger agreement, will be available in a Current Report on Form 8-K to be filed by OceanTech with the SEC and at www.sec.gov.

Advisors

Nelson Mullins Riley & Scarborough LLP is serving as legal advisor to OceanTech. Ellenoff Grossman & Schole LLP is serving as legal advisor to Captura Biopharma.

About OceanTech Acquisition I Corp.

OceanTech Acquisitions I Corp. is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. OceanTech is sponsored by OceanTech Acquisitions I Sponsors LLC, an affiliate of investor and entrepreneur Joseph Adir.

About Captura Biopharma

Captura Biopharma is an emerging biotechnology company developing and commercializing oral chelators to treat internal transuranic radionuclide contamination and heavy metal poisoning. Its leading candidate, C2E2, would be the world’s first oral treatment for internal transuranic radiation contamination. NIH and BARDA-funded efficacy studies in animal trials, pursuant to the FDA’s Animal Rule, have demonstrated the ability of C2E2 to chelate select heavy metals, notably americium and plutonium. Captura Biopharma believes that C2E2 may also have efficacy in treating exposure to certain other heavy metals, including lead and gadolinium.

Participants in Solicitation

OceanTech and Captura Biopharma and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Security holders may obtain more detailed information regarding the names, affiliations, and interests of certain of OceanTech’s executive officers and directors in the solicitation by reading OceanTech’s Form S-4 and other relevant materials filed with the SEC in connection with the Business Combination when they become available. Information about the directors and executive officers of OceanTech is set forth in OceanTech’s annual report for the year ended December 31, 2021 on Form 10-K (the “Form 10-K”), which was filed with the SEC on March 16, 2022. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed Business Combination will be set forth in the Form S-4 when it is filed with the SEC. These documents can be obtained free of charge at www.sec.gov.

Captura Biopharma and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of OceanTech in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in Form S-4 filed in connection with the proposed Business Combination.

No Offer or Solicitation

This press release relates to a proposed business combination between OceanTech and Captura Biopharma and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of OceanTech or Captura Biopharma, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements,” including with respect to the proposed Business Combination, within the meaning of the federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to Captura Biopharma’s products, the likelihood of regulatory approval of such products and their proposed uses; Captura Biopharma's growth prospects and Captura Biopharma's potential target markets, as well as the size of those markets; Captura Biopharma's projected financial and operational performance; new product and service offerings Captura Biopharma may introduce in the future; the potential business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction; the anticipated effect of the announcement or pendency of the proposed business combination on OceanTech's or Captura Biopharma's business relationships, performance, and business generally; and other statements regarding OceanTech's and Captura Biopharma’s expectations, hopes, beliefs, intentions or strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "outlook," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of any proxy statement relating to the proposed business combination, which is expected to be filed by OceanTech with the SEC, other documents filed by OceanTech from time to time with SEC, and any risk factors made available to you in connection with OceanTech, Captura Biopharma and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of OceanTech and Captura Biopharma), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. No assurance can be given that the business combination discussed above will be completed on the terms described, or at all. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of OceanTech, including those set forth in the Risk Factors section of the Registration Statement and preliminary proxy statement for the proposed Business Combination. Copies of these documents are or will be available on the SEC’s website, www.sec.gov. OceanTech undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

In addition to factors previously disclosed in OceanTech’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Merger Agreement may not be completed in a timely manner or at all, which may adversely affect the price of OceanTech’s securities; (ii) the risk that the transactions contemplated by the Merger Agreement may not be completed by OceanTech’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by OceanTech; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Merger Agreement, including the adoption of the Merger Agreement by the stockholders of OceanTech, the satisfaction of the minimum cash amount following redemptions by OceanTech’s public stockholders, the completion of the merger with Capture Pharmaceuticals, Inc., and the receipt of certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the potential effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Captura Biopharma’s business relationships, performance and business generally; (vi) risks that the transactions contemplated by the Merger Agreement disrupt current plans and operations of Captura Biopharma; (vii) the outcome of any legal proceedings that may be instituted against Captura Biopharma or OceanTech related to the Merger Agreement or the transactions contemplated thereby; (viii) the risk that OceanTech will be unable to maintain the listing of OceanTech’s securities on Nasdaq Capital Market; (ix) the risk that the price of OceanTech’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Captura Biopharma operates, variations in performance across competitors, changes in laws and regulations affecting Captura Biopharma’s business and changes in the capital structure; (x) the inability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Merger Agreement, and identify and realize additional opportunities; (xi) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Captura Biopharma operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact Captura Biopharma’s operations or the SPAC market generally; (xii) the risk that Captura Biopharma and its current and future collaborators are unable to successfully develop and commercialize Captura Biopharma’s products or services, or experience significant delays in doing so, including as a result of potential delays in regulatory approval; (xiii) the risk that Captura Biopharma may not achieve or sustain profitability; (xiv) the risk that Captura Biopharma will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xv) the risk that Captura Biopharma experiences difficulties in managing its growth and expanding operations; and (xvi) the inability to complete a PIPE financing on attractive terms or at all.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about OceanTech and Captura Biopharma or the date of such information in the case of information from persons other than OceanTech or Captura Biopharma, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Captura Biopharma’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, OceanTech intends to file the Registration Statement containing proxy materials in the form of a proxy statement with the SEC. The Form S-4 will include a proxy statement to be distributed to holders of OceanTech’s common stock in connection with OceanTech’s solicitation of proxies for the vote by OceanTech’s shareholders with respect to the proposed Business Combination and other matters as described in the Form S-4, as well as the prospectus relating to the offer of securities to be issued to Captura Biopharma’s stockholders in connection with the proposed Business Combination. After the Form S-4 has been filed and declared effective, OceanTech will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the Form S-4, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about OceanTech, Captura Biopharma and the proposed Business Combination. Additionally, OceanTech will file other relevant materials with the SEC in connection with the Business Combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Securityholders of OceanTech are urged to read the Form S-4 and the other relevant materials when they become available before making any voting decision with respect to the proposed Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination.

Contact Information

Investor Relations

Lena Cati

The Equity Group, Inc.

(212) 836-9611

lcati@equityny.com